1 7958 South Chester Street, Centennial, CO Square Feet: 167,917 United Launch Alliance Corporate Headquarters First Quarter 2018 Supplemental Operating and Financial Data Industrial Logistics Properties Trust Exhibit 99.2 510 John Dodd Road, Spartanburg, SC Square Feet: 1,015,740 Tenant: Amazon.com.dedc, LLC All amounts in this report are unaudited.

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 2 TABLE OF CONTENT S PAGE/ EXHIBIT CORPORATE INFORMATION Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS Key Financial Data 11 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Income 13 Condensed Consolidated Statements of Cash Flows 14 Debt Summary 16 Debt Maturity Schedule 17 Leverage Ratios and Coverage Ratios 18 Capital Expenditures Summary 19 Property Acquisitions and Dispositions Information Since 1/1/18 20 Calculation of Property Net Operating Income (NOI) and Cash Basis NOI 21 Calculation of EBITDA and Adjusted EBITDA 22 Calculation of Funds from Operations (FFO) and Normalized FFO 23 Definitions of Certain Non-GAAP Financial Measures 24 PORTFOLIO INFORMATION Portfolio Summary by Property Type 26 Property Results of Operations by Property Type 27 Leasing Summary 29 Occupancy and Leasing Analysis by Property Type 30 Tenant Credit Characteristics 31 Tenants Representing 1% or More of Total Annualized Rental Revenues 32 Three Year Lease Expiration Schedule by Property Type 33 Portfolio Lease Expiration Schedule 34 Hawaii Land Rent Reset Summary 35 EXHIBIT A Property Detail 37 Industrial Logistics Properties Trust, or ILPT, we, our or us, was formed in 2017 as a wholly owned subsidiary of Select Income REIT, or SIR. On January 17, 2018, we sold approximately 30.8% of our common shares in an initial public offering, or the IPO, and became a separate public company. SIR currently owns 69.2% of our outstanding common shares. For periods prior to January 17, 2018, our historical results of operations and financial position relate to the 266 properties SIR contributed to us in connection with our formation and have been derived from the financial statements of SIR. These historical results of operations and financial position include certain expenses that we did not directly incur but which were allocated to us when we were a wholly owned subsidiary of SIR and may not reflect what our results of operations and financial position would have been if we had operated as a separate public company. TABLE OF CONTENTS

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 3 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENT S THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT OR BE NEGATIVELY AFFECTED BY CYCLICAL ECONOMIC CONDITIONS, • THE LIKELIHOOD THAT OUR TENANTS WILL RENEW OR EXTEND THEIR LEASES OR THAT WE WILL BE ABLE TO OBTAIN REPLACEMENT TENANTS, • OUR ACQUISITIONS OF PROPERTIES, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • THE LIKELIHOOD THAT OUR RENTS WILL INCREASE WHEN WE RENEW OR EXTEND OUR LEASES, WHEN WE ENTER NEW LEASES, OR WHEN OUR RENTS RESET AT OUR HAWAII PROPERTIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • CHANGES IN THE SECURITY OF CASH FLOWS FROM OUR PROPERTIES, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • CHANGES IN FEDERAL OR STATE TAX LAWS, • CHANGES IN REAL ESTATE AND ZONING LAWS AND REGULATIONS, AND INTERPRETATIONS OF THOSE LAWS AND REGULATIONS, APPLICABLE TO OUR PROPERTIES, • THE CREDIT QUALITIES OF OUR TENANTS, • CHANGES IN ENVIRONMENTAL LAWS OR IN THEIR INTERPRETATIONS OR ENFORCEMENT AS A RESULT OF CLIMATE CHANGE OR OTHERWISE, • OUR SALES OF PROPERTIES, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS, • COMPETITION WITHIN THE REAL ESTATE INDUSTRY, PARTICULARLY IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, WARNING CONCERNING FORWARD LOOKING STATEMENTS

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 4 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (CONTINUED ) • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, THE RMR GROUP LLC, OR RMR LLC, RMR INC., SIR AND OTHERS AFFILIATED WITH THEM, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAKE OR SUSTAIN DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING COSTS, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND ANY EXPECTED ACQUISITIONS AND SALES MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS MAY CHANGE, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • MOST OF OUR HAWAII PROPERTIES ARE LANDS LEASED FOR RENTS THAT ARE PERIODICALLY RESET BASED ON THEN CURRENT FAIR MARKET VALUES. REVENUES FROM OUR PROPERTIES IN HAWAII HAVE GENERALLY INCREASED DURING OUR AND OUR PREDECESSORS' OWNERSHIP AS THE LEASES FOR THOSE PROPERTIES HAVE BEEN RESET OR RENEWED. ALTHOUGH WE EXPECT THAT RENTS FOR OUR HAWAII PROPERTIES WILL INCREASE IN THE FUTURE, WE CANNOT BE SURE THEY WILL. FUTURE RENTS FROM THESE PROPERTIES COULD DECREASE OR NOT INCREASE TO THE EXTENT THEY HAVE IN THE PAST, • OUR POSSIBLE REDEVELOPMENT OF CERTAIN OF OUR PROPERTIES MAY NOT BE REALIZED OR BE SUCCESSFUL, • OUR LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE EXPECT, AND OUR LEASING RELATED OBLIGATIONS MAY INCREASE IN THE FUTURE, • THE UNEMPLOYMENT RATE OR ECONOMIC CONDITIONS IN AREAS WHERE OUR PROPERTIES ARE LOCATED MAY BECOME WORSE IN THE FUTURE. SUCH CIRCUMSTANCES OR OTHER CONDITIONS MAY REDUCE DEMAND FOR LEASING INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING INDUSTRIAL SPACE IS REDUCED, WE MAY BE UNABLE TO RENEW LEASES WITH OUR TENANTS AS LEASES EXPIRE OR ENTER INTO NEW LEASES AT RENTAL RATES AS HIGH AS EXPIRING RENTS AND OUR FINANCIAL RESULTS MAY DECLINE, • E-COMMERCE RETAIL SALES MAY NOT CONTINUE TO GROW AND INCREASE THE DEMAND FOR INDUSTRIAL AND LOGISTICS REAL ESTATE AS WE EXPECT, • INCREASING DEVELOPMENT OF INDUSTRIAL AND LOGISTICS PROPERTIES MAY REDUCE THE DEMAND FOR, AND OUR RENTS FROM, OUR PROPERTIES, • OUR BELIEF THAT THERE IS A LIKELIHOOD THAT TENANTS MAY RENEW OR EXTEND OUR LEASES WHEN THEY EXPIRE WHENEVER THEY HAVE MADE SIGNIFICANT INVESTMENTS IN THE LEASED PROPERTIES, OR BECAUSE THOSE PROPERTIES MAY BE OF STRATEGIC IMPORTANCE TO THEM, MAY NOT BE REALIZED, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • THE COMPETITIVE ADVANTAGES WE BELIEVE WE HAVE MAY NOT IN FACT PROVIDE US WITH THE ADVANTAGES WE EXPECT. WE MAY FAIL TO MAINTAIN THESE ADVANTAGES OR OUR COMPETITION MAY OBTAIN OR INCREASE THEIR COMPETITIVE ADVANTAGES RELATIVE TO US, • OUR INCREASED OPERATING EXPENSES AS A PUBLIC COMPANY MAY BE GREATER THAN WE EXPECT, • WE INTEND TO CONDUCT OUR BUSINESS ACTIVITIES IN A MANNER THAT WILL AFFORD US REASONABLE ACCESS TO CAPITAL FOR INVESTMENT AND FINANCING ACTIVITIES. HOWEVER, WE MAY NOT SUCCEED IN THIS REGARD AND WE MAY NOT HAVE REASONABLE ACCESS TO CAPITAL, WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED)

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 5 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (CONTINUED ) • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY MAY BE INCREASED TO UP TO $1.5 BILLION IN CERTAIN CIRCUMSTANCES; HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • OUR RIGHT TO ELECT TO HAVE INTEREST PAYABLE UNDER OUR REVOLVING CREDIT FACILITY CALCULATED AS LIBOR PLUS A PREMIUM BASED ON OUR CREDIT RATING IS SUBJECT TO OUR OBTAINING AN INVESTMENT GRADE CREDIT RATING, WHICH WE MAY NOT OBTAIN, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., SIR AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, AND • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND THE UNUSED FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR LEVERAGE. FUTURE CHANGES IN OUR LEVERAGE MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS ACTS OF TERRORISM, NATURAL DISASTERS, CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS, THE MARKET DEMAND FOR LEASED SPACE OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED)

6 Former Damon Estate, Honolulu, HI 185 buildings, leasable land parcels and easements Approximate Square Feet: 9,600,000 CORPORATE INFORMATION 6

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 7 COM PAN Y PROFIL E Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 219-1460 (f) (617) 219-1468 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: ILPT The Company: ILPT is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. As of March 31, 2018, we owned 266 properties with approximately 28.5 million rentable square feet located in 25 states, including 226 buildings, leasable land parcels and easements with approximately 16.8 million rentable square feet that are primarily industrial lands located in Hawaii. COMPANY PROFILE Management: ILPT is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to five publicly owned REITs and three real estate related operating businesses. In addition to managing ILPT, RMR manages Select Income REIT, a REIT that is focused on owning and investing in single tenant properties, Hospitality Properties Trust, a REIT that owns hotels and travel centers, Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings, and Government Properties Income Trust, a REIT that primarily owns properties throughout the U.S. that are majority leased to the U.S. and state governments and office properties in the metropolitan Washington, D.C. area that are leased to government and private sector tenants. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities, and Sonesta International Hotels Corporation, a privately owned franchisor and operator of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies, a publicly traded mortgage REIT and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of March 31, 2018, RMR had $30.0 billion of real estate assets under management and the combined RMR managed companies had approximately $11 billion of annual revenues, over 1,700 properties and approximately 52,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. (1) Includes 226 buildings, leasable land parcels and easements with approximately 16.8 million square feet that are primarily industrial lands located in Hawaii. (2) See page 23 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to those amounts. Key Data (as of March 31, 2018): (dollars and sq. ft. in 000s) Total properties (1) 266 Total sq. ft. 28,540 Percent leased 99.9% Q1 2018 total revenues $ 40,605 Q1 2018 net income $ 19,232 Q1 2018 Normalized FFO (2) $ 26,105

INVESTOR INFORMATION

# INVESTOR INFORMATION

## Board of Trustees

Bruce M. Gans
*Independent Trustee*

Lisa Harris Jones
*Independent Trustee*

Joseph L. Morea
*Independent Trustee*

John C. Popeo
*Managing Trustee*

Adam D. Portnoy
*Managing Trustee*

## Senior Management

John C. Popeo
*President and Chief Operating Officer*

Richard W. Siedel, Jr.
*Chief Financial Officer and Treasurer*

## Contact Information

**Investor Relations**
Industrial Logistics Properties Trust
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460
(f) (617) 219-1468
(e-mail) info@ilptreit.com

**Inquiries**
Financial inquiries should be directed to Richard W. Siedel, Jr., Chief Financial Officer and Treasurer, at (617) 219-1460 or rsiedel@ilptreit.com.

Investor and media inquiries should be directed to Olivia Snyder, Manager, Investor Relations, at (617) 219-1489 or osnyder@ilptreit.com.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

8

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 9 RESEARCH COVERAG E RESEARCH COVERAGE Equity Research Coverage B.Riley FBR Bryan Maher (646) 885-5423 bmaher@brileyfbr.com Bank of America Merrill Lynch James Feldman (646) 855-5808 james.feldman@baml.com JMP Securities Mitch Germain (212) 906-3546 mgermain@jmpsecurities.com RBC Capital Markets Michael Carroll (440) 715-2649 michael.carroll@rbccm.com UBS Equities Nicholas Yulico (212) 713-3402 nick.yulico@ubs.com ILPT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

10 FINANCIALS 10 4000 Principio Parkway, North East, MD Square Feet: 1,194,744 Tenant: Restoration Hardware, Inc.

KEY FINANCIAL DATA

# KEY FINANCIAL DATA

(dollars in thousands, except per share data)

| | As of and For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 | 3/31/2017 |
| **Selected Balance Sheet Data:** | | | | | |
| Total gross assets [1] | $ 1,512,327 | $ 1,486,297 | $ 1,487,409 | $ 1,477,278 | $ 1,482,353 |
| Total assets | $ 1,433,235 | $ 1,411,683 | $ 1,417,238 | $ 1,411,525 | $ 1,420,977 |
| Total liabilities | $ 400,407 | $ 849,475 | $ 863,195 | $ 106,137 | $ 109,903 |
| Total shareholders' equity | $ 1,032,828 | $ 562,208 | $ 554,043 | $ 1,305,388 | $ 1,311,074 |
| **Selected Income Statement Data:** | | | | | |
| Total revenues | $ 40,605 | $ 39,395 | $ 39,066 | $ 38,605 | $ 39,440 |
| Net income | $ 19,232 | $ 15,269 | $ 22,903 | $ 21,575 | $ 20,356 |
| NOI [2] | $ 32,475 | $ 32,031 | $ 31,760 | $ 31,565 | $ 32,369 |
| Adjusted EBITDA [3] | $ 30,018 | $ 21,975 | $ 29,527 | $ 29,282 | $ 30,142 |
| FFO [4] | $ 26,105 | $ 22,108 | $ 29,713 | $ 28,430 | $ 27,167 |
| Normalized FFO [4] | $ 26,105 | $ 21,205 | $ 28,951 | $ 28,711 | $ 29,576 |
| **Per Common Share Data Post-IPO [5]:** | | | | | |
| Net income - basic and diluted | $ 0.31 | | | | |
| FFO - basic and diluted [4] | $ 0.42 | | | | |
| Normalized FFO - basic and diluted [4] | $ 0.42 | | | | |
| **Dividends Paid [6]** | | | | | |

(1) Total gross assets is total assets plus accumulated depreciation.
(2) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount.
(3) See page 22 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount.
(4) See page 23 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with GAAP to those amounts.
(5) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility.
(6) On April 19, 2018, we declared a prorated distribution of $0.27 per common share for the period from January 17, 2018 (the date we completed the IPO) through March 31, 2018, to shareholders of record on April 30, 2018. This prorated distribution is based upon a quarterly distribution of $0.33 per common share ($1.32 per common share per year). We expect to pay this distribution on or about May 14, 2018.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

11

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 12 CONDENSED CONSOLID ATED BALANCE SHEET S CONDENSED CONSOLIDATED BALANCE SHEETS March 31, December 31, 2018 2017 ASSETS Real estate properties: Land $ 642,706 $ 642,706 Buildings and improvements 701,433 700,896 1,344,139 1,343,602 Accumulated depreciation (79,092) (74,614) 1,265,047 1,268,988 Acquired real estate leases, net 76,475 79,103 Cash and cash equivalents 19,847 — Rents receivable, including straight line rents of $51,371 and $50,177, respectively, net of allowance for doubtful accounts of $659 and $1,241, respectively 52,787 51,672 Debt issuance costs, net 5,538 1,724 Deferred leasing costs, net 5,065 5,254 Due from related persons 4,133 — Other assets, net 4,343 4,942 Total assets $ 1,433,235 $ 1,411,683 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 302,000 $ 750,000 Mortgage note payable, net 49,369 49,427 Assumed real estate lease obligations, net 19,861 20,384 Accounts payable and other liabilities 11,056 11,082 Rents collected in advance 8,426 5,794 Security deposits 5,730 5,674 Due to related persons 3,965 7,114 Total liabilities 400,407 849,475 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,005,000 and 45,000,000 shares issued and outstanding, respectively 650 450 Additional paid in capital 997,677 546,489 Cumulative net income 34,501 15,269 Total shareholders' equity 1,032,828 562,208 Total liabilities and shareholders' equity $ 1,433,235 $ 1,411,683 (dollars in thousands, except per share data)

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 13 CONDENSED CONSOLID ATED S TA TEMENTS OF INCOM E CONDENSED CONSOLIDATED STATEMENTS OF INCOME Three Months Ended March 31, 2018 2017 Revenues: Rental income $ 34,809 $ 33,870 Tenant reimbursements and other income 5,796 5,570 Total revenues 40,605 39,440 Expenses: Real estate taxes 4,585 4,339 Other operating expenses 3,545 2,732 Depreciation and amortization 6,873 6,811 General and administrative 2,574 4,636 Total expenses 17,577 18,518 Operating income 23,028 20,922 Interest income 13 — Interest expense (including amortization of debt premiums of $311 and ($73), respectively) (3,802) (555) Income before income tax expense 19,239 20,367 Income tax expense (7) (11) Net income $ 19,232 $ 20,356 Weighted average common shares outstanding - basic and diluted 61,445 45,000 Net income per common share - basic and diluted $ 0.31 $ 0.45 Additional Data: General and administrative expenses (1) / total revenues 6.3% 11.8% General and administrative expenses (1) / total assets (at end of period) 0.2% 0.3% Non-cash straight line rent adjustments included in rental income (2) $ 1,194 $ 1,470 Lease value amortization included in rental income (2) $ 102 $ 96 (amounts in thousands, except per share data) (1) General and administrative expenses for the three months ended March 31, 2017 include $2,409, which represents the portion of SIR's estimated business management incentive fee allocated to us for the period during which we were SIR's wholly owned subsidiary. (2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 14 CONDENSED CONSOLID ATED S TA TEMENTS OF CASH FLOW S CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) Three Months Ended March 31, 2018 2017 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 19,232 $ 20,356 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 4,478 4,407 Net amortization of debt issuance costs and premiums 311 (73) Amortization of acquired real estate leases and assumed real estate lease obligations 2,105 2,110 Amortization of deferred leasing costs 194 203 Provision for losses on rents receivable 400 23 Straight line rental income (1,194) (1,470) Other non-cash expenses 104 — Change in assets and liabilities: Rents receivable (321) 698 Deferred leasing costs (9) (322) Due from related persons (4,133) — Other assets 599 (3,419) Accounts payable and other liabilities 788 207 Rents collected in advance 2,632 1,252 Security deposits 56 24 Due to related persons (3,149) — Net cash provided by operating activities 22,093 23,996 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions — (277) Real estate improvements (1,347) (1,244) Net cash used in investing activities (1,347) (1,521)

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 15 CONDENSED CONSOLID ATED S TA TEMENTS OF CASH FLOWS (CONTINUED ) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) SUPPLEMENTAL DISCLOSURES: Interest paid $ 3,196 $ 628 Three Months Ended March 31, 2018 2017 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of common shares, net 444,309 — Borrowings under revolving credit facility 7,000 — Repayment of mortgage notes payable — (8) Repayments of revolving credit facility (455,000) — Payment of debt issuance costs (4,183) — Contributions (1) 16,162 17,910 Distributions (1) (9,187) (40,377) Net cash used in financing activities (899) (22,475) Increase in cash and cash equivalents 19,847 — Cash and cash equivalents at beginning of period — — Cash and cash equivalents at end of period $ 19,847 $ — (1) Relates to transactions that occurred prior to the IPO.

DEBT SUMMARY

# DEBT SUMMARY

(dollars in thousands)

| As of March 31, 2018: | Coupon Rate [(1)] | Interest Rate [(2)] | Principal Balance [(3)] | Maturity Date | Due at Maturity | Years to Maturity |
|---|---|---|---|---|---|---|
| Unsecured Floating Rate Debt: | | | | | | |
| Revolving credit facility (LIBOR + 140 bps) [(4)] | 3.230% | 3.230% | $ 302,000 | 12/29/2021 | $ 302,000 | 3.8 |
| Secured Fixed Rate Debt: | | | | | | |
| One property in Chester, VA | 3.990% | 3.480% | 48,750 | 11/1/2020 | 48,750 | 2.6 |
| Total / weighted average debt | 3.336% | 3.265% | $ 350,750 | | $ 350,750 | 3.6 |

(1) Reflects the interest rate stated in, or determined pursuant to, the contract terms.
(2) Includes the effect of mark to market accounting for our mortgage note. Excludes upfront transaction costs.
(3) Principal balance excludes unamortized premiums related to these debts. Total debt outstanding as of March 31, 2018, plus unamortized premiums totaling $619, was $351,369.
(4) We have a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 25 basis points per annum as of March 31, 2018. The interest rate premium is subject to adjustment based on changes to our leverage ratio and the commitment fee is subject to adjustment based on the unused portion of our revolving credit facility. We have the option to extend the maturity date of our revolving credit facility for two six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under our revolving credit facility at March 31, 2018. Interest rate is as of March 31, 2018 and excludes the 25 basis points commitment fee. The maximum borrowing availability under our revolving credit facility may be increased to up to $1,500,000 in certain circumstances.

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Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 17 DEBT M ATURIT Y SCHEDUL E DEBT MATURITY SCHEDULE (dollars in thousands) Scheduled Principal Payments as of March 31, 2018 Unsecured Secured Floating Fixed Year Rate Debt Rate Debt Total (2) 2020 $ — $ 48,750 $ 48,750 2021 302,000 (1) — 302,000 Total $ 302,000 $ 48,750 $ 350,750 Percent 86.1% 13.9% 100.0% (1) Represents the amount outstanding under our $750,000 revolving credit facility at March 31, 2018. We have a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 25 basis points per annum as of March 31, 2018. The interest rate premium is subject to adjustment based on changes to our leverage ratio and the commitment fee is subject to adjustment based on the unused portion of our revolving credit facility. We have the option to extend the maturity date of our revolving credit facility for two six month periods, subject to payment of extension fees and satisfaction of other conditions. (2) Total debt outstanding as of March 31, 2018, plus unamortized premiums totaling $619, was $351,369.

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 18 LEVERAGE R ATIOS AND COVERAGE R ATIOS LEVERAGE RATIOS AND COVERAGE RATIOS As of and For the Three Months Ended 3/31/2018 (1) Leverage Ratios Post-IPO: Total debt (2) / total gross assets (3) 23.2% Total debt (2) / gross book value of real estate assets (4) 24.2% Total debt (2) / total market capitalization (5) 21.0% Secured debt (2) / total assets 3.4% Variable rate debt (2) / total debt (2) 86.1% Coverage Ratios Post-IPO: Adjusted EBITDA (6) / interest expense 7.9x Total debt (2) / annualized Adjusted EBITDA (6) 2.9x (1) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility. (2) Debt amounts represent the principal balance as of the date reported. (3) Total gross assets is total assets plus accumulated depreciation. (4) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. (5) Total market capitalization is total debt plus the market value of our common shares at the end of the period. (6) See page 22 for the calculation of Adjusted EBITDA and for a reconciliation of net income determined in accordance with GAAP to that amount. (dollars in thousands,)

CAPITAL EXPENDITURES SUMMARY

# CAPITAL EXPENDITURES SUMMARY

(dollars in thousands)

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 | 3/31/2017 |
| Tenant improvements (1) | $ 69 | $ 384 | $ 2 | $ 61 | $ 17 |
| Leasing costs (2) | 5 | 80 | 95 | 24 | 429 |
| Building improvements (3) | 90 | 228 | 224 | 264 | 309 |
| Recurring capital expenditures | 164 | 692 | 321 | 349 | 755 |
| Development, redevelopment and other activities (4) | 378 | 634 | 1,928 | 1,959 | 684 |
| Total capital expenditures | $ 542 | $ 1,326 | $ 2,249 | $ 2,308 | $ 1,439 |

(1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(2) Leasing costs include leasing related costs, such as brokerage commissions, legal costs and tenant inducements.
(3) Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets.
(4) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property and (ii) capital expenditure projects that reposition a property or result in new sources of revenues.

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Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 20 PROPERT Y ACQUISITIONS AND DISPOSITIONS INFORM ATION SINCE 1/1/18 PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18 Acquisitions: Dispositions: We have not acquired any properties since January 1, 2018. We have not disposed of any properties since January 1, 2018.

CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI

# CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(dollars in thousands)

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 | 3/31/2017 |
| **Calculation of NOI and Cash Basis NOI:** | | | | | |
| Rental income | $ 34,809 | $ 33,905 | $ 33,624 | $ 33,427 | $ 33,870 |
| Tenant reimbursements and other income | 5,796 | 5,490 | 5,442 | 5,178 | 5,570 |
| Real estate taxes | (4,585) | (4,611) | (4,579) | (4,339) | (4,339) |
| Other operating expenses | (3,545) | (2,753) | (2,727) | (2,701) | (2,732) |
| NOI | 32,475 | 32,031 | 31,760 | 31,565 | 32,369 |
| Non-cash straight line rent adjustments included in rental income (2) | (1,194) | (1,341) | (1,476) | (1,475) | (1,470) |
| Lease value amortization included in rental income (2) | (102) | (101) | (97) | (96) | (96) |
| Lease termination fees included in rental income (2) | — | (168) | — | — | — |
| Non-cash amortization included in other operating expenses | — | (139) | (138) | (138) | (138) |
| Cash Basis NOI | $ 31,179 | $ 30,282 | $ 30,049 | $ 29,856 | $ 30,665 |
| | | | | | |
| **Reconciliation of Net Income to NOI and Cash Basis NOI:** | | | | | |
| Net income | $ 19,232 | $ 15,269 | $ 22,903 | $ 21,575 | $ 20,356 |
| Income tax expense | 7 | 11 | 11 | 11 | 11 |
| Income before income tax expense | 19,239 | 15,280 | 22,914 | 21,586 | 20,367 |
| Interest expense | 3,802 | 759 | 565 | 560 | 555 |
| Interest income | (13) | — | — | — | — |
| Operating income | 23,028 | 16,039 | 23,479 | 22,146 | 20,922 |
| | | | | | |
| General and administrative | 2,574 | 9,053 | 546 | 2,564 | 4,636 |
| Acquisition and transaction related costs | — | 100 | 925 | — | — |
| Depreciation and amortization | 6,873 | 6,839 | 6,810 | 6,855 | 6,811 |
| NOI | 32,475 | 32,031 | 31,760 | 31,565 | 32,369 |
| | | | | | |
| Non-cash straight line rent adjustments included in rental income (2) | (1,194) | (1,341) | (1,476) | (1,475) | (1,470) |
| Lease value amortization included in rental income (2) | (102) | (101) | (97) | (96) | (96) |
| Lease termination fees included in rental income (2) | — | (168) | — | — | — |
| Non-cash amortization included in other operating expenses | — | (139) | (138) | (138) | (138) |
| Cash Basis NOI | $ 31,179 | $ 30,282 | $ 30,049 | $ 29,856 | $ 30,665 |

(1) See Definitions of Certain Non-GAAP Financial Measures on page 24 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

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Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 22 CALCUL ATION OF EBITD A AND ADJUSTED EBITD A CALCULATION OF EBITDA AND ADJUSTED EBITDA (1) (dollars in thousands) For the Three Months Ended 3/31/2018 12/31/2017 9/30/2017 6/30/2017 3/31/2017 Net income $ 19,232 $ 15,269 $ 22,903 $ 21,575 $ 20,356 Plus: interest expense 3,802 759 565 560 555 Plus: income tax expense 7 11 11 11 11 Plus: depreciation and amortization 6,873 6,839 6,810 6,855 6,811 EBITDA 29,914 22,878 30,289 29,001 27,733 Plus: acquisition and transaction related costs — 100 925 — — Plus: general and administrative expense paid in common shares (2) 104 — — — — Plus: estimated business management incentive fees (3) — (1,003) (1,687) 281 2,409 Adjusted EBITDA $ 30,018 $ 21,975 (4) $ 29,527 $ 29,282 $ 30,142 (1) See Definitions of Certain Non-GAAP Financial Measures on page 24 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures. (2) Amount represents equity based compensation to our trustees. (3) Incentive fees under our and SIR's business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined in the respective agreements, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. (4) Adjusted EBITDA for the three months ended December 31, 2017 includes $7,660, which represents the portion of SIR's business management incentive fee allocated to us, and was paid by SIR and not us. Excluding business management incentive fee expense, Adjusted EBITDA would have been $29,635 for the three months ended December 31, 2017.

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO

# CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO (1)

(dollars and shares in thousands, except per share data)

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 | 3/31/2017 |
| Net income | $ 19,232 | $ 15,269 | $ 22,903 | $ 21,575 | $ 20,356 |
| Plus: depreciation and amortization | 6,873 | 6,839 | 6,810 | 6,855 | 6,811 |
| FFO | 26,105 | 22,108 | 29,713 | 28,430 | 27,167 |
| Plus: acquisition and transaction related costs | — | 100 | 925 | — | — |
| Plus: estimated business management incentive fees (2) | — | (1,003) | (1,687) | 281 | 2,409 |
| Normalized FFO | $ 26,105 | $ 21,205 | $ 28,951 | $ 28,711 | $ 29,576 |
| **Share and Per Share Data Post-IPO (3):** | | | | | |
| Weighted average common shares outstanding - basic and diluted | 61,445 | | | | |
| Net income per common share - basic and diluted | $ 0.31 | | | | |
| FFO per common share - basic and diluted | $ 0.42 | | | | |
| Normalized FFO per common share - basic and diluted | $ 0.42 | | | | |

(1) See Definitions of Certain Non-GAAP Financial Measures on page 24 for the definitions of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Incentive fees under our and SIR's business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined in the respective agreements, and are included in general and administrative expenses in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO for the three months ended December 31, 2017 includes $7,660, which represents the portion of SIR's business management incentive fee allocated to us. Excluding business management incentive fee expense, Normalized FFO would have been $28,865 for the three months ended December 31, 2017.

(3) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility.

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Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 24 DEFINITIONS OF CER TAIN NON-GAA P FINANCIA L MEASURE S DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES NOI and Cash Basis NOI: The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 21. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA: We calculate EBITDA and Adjusted EBITDA as shown on page 22. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or operating income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. FFO and Normalized FFO: We calculate FFO and Normalized FFO as shown on page 23. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year, and we exclude acquisition and transaction related costs expensed under GAAP. We consider FFO and Normalized FFO to be appropriate supplemental measures of operating performance for a REIT, along with net income and operating income. We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to qualify for taxation as a REIT, limitations in our credit agreement, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do.

25 PORTFOLIO INFORMATION 25 200 Orange Point Drive, Lewis Center, OH Square Feet: 125,060 Tenant: American Tire Distributors, Inc.

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 26 PORTFOLIO SUMMA RY B Y PROPERT Y TYP E PORTFOLIO SUMMARY BY PROPERTY TYPE (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. (2) See page 21 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts. As of and For the Three Months Ended March 31, 2018 Mainland Hawaii Key Statistic Properties Properties Total Leasable properties (1) 40 226 266 Percent of total 15.0% 85.0% 100.0% Total square feet 11,706 16,834 28,540 Percent of total 41.0% 59.0% 100.0% Leased square feet 11,706 16,828 28,534 Percent leased 100.0% 99.9% 99.9% Total revenues $ 15,971 $ 24,634 $ 40,605 Percent of total 39.3% 60.7% 100.0% NOI (2) $ 13,553 $ 18,922 $ 32,475 Percent of total 41.7% 58.3% 100.0% Cash Basis NOI (2) $ 13,049 $ 18,130 $ 31,179 Percent of total 41.9% 58.1% 100.0%

PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE

# PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

| | As of and For the Three Months Ended (1) | |
|---|---|---|
| | 3/31/2018 | 3/31/2017 |
| **Leasable Properties:** | | |
| Mainland Properties | 40 | 40 |
| Hawaii Properties | 226 | 226 |
| Total | 266 | 266 |
| **Square Feet (2):** | | |
| Mainland Properties | 11,706 | 11,671 |
| Hawaii Properties | 16,834 | 16,834 |
| Total | 28,540 | 28,505 |
| **Percent Leased (3):** | | |
| Mainland Properties | 100.0% | 100.0% |
| Hawaii Properties | 99.9% | 99.3% |
| Total | 99.9% | 99.6% |
| **Total Revenues:** | | |
| Mainland Properties | $ 15,971 | $ 15,848 |
| Hawaii Properties | 24,634 | 23,592 |
| Total | $ 40,605 | $ 39,440 |

(1) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2017. All of our properties have been continuously owned by us and SIR since January 1, 2017. For the three months ended March 31, 2018 and 2017, our consolidated results are equal to our same property results because the properties we owned (including for the period SIR owned our properties prior to the IPO) did not change over that period.

(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.

(3) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

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PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED)

# PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) (1)

(dollars in thousands)

| | As of and For the Three Months Ended (1) | |
|---|---|---|
| | 3/31/2018 | 3/31/2017 |
| **NOI (2):** | | |
| Mainland Properties | $ 13,553 | $ 13,801 |
| Hawaii Properties | 18,922 | 18,568 |
| Total | $ 32,475 | $ 32,369 |
| **Cash Basis NOI (2):** | | |
| Mainland Properties | $ 13,049 | $ 13,043 |
| Hawaii Properties | 18,130 | 17,622 |
| Total | $ 31,179 | $ 30,665 |
| **NOI % Change:** | | |
| Mainland Properties | -1.8% | |
| Hawaii Properties | 1.9% | |
| Total | 0.3% | |
| **Cash Basis NOI % Change:** | | |
| Mainland Properties | —% | |
| Hawaii Properties | 2.9% | |
| Total | 1.7% | |

(1) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2017. All of our properties have been continuously owned by us and SIR since January 1, 2017. For the three months ended March 31, 2018 and 2017, our consolidated results are equal to our same property results because the properties we owned (including for the period SIR owned our properties prior to the IPO) did not change over that period.

(2) See page 21 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts.

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LEASING SUMMARY

# LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

| | As of and For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2018 | 12/31/2017 | 9/30/2017 | 6/30/2017 | 3/31/2017 |
| Leasable buildings (1) | 266 | 266 | 266 | 266 | 266 |
| Total sq. ft. (2) | 28,540 | 28,540 | 28,540 | 28,505 | 28,505 |
| Square feet leased | 28,534 | 28,533 | 28,519 | 28,380 | 28,380 |
| Percentage leased | 99.9% | 99.9% | 99.9% | 99.6% | 99.6% |
| **Leasing Activity (Sq. Ft.):** | | | | | |
| New leases | 1 | 60 | 114 | 1 | 234 (3) |
| Renewals | 295 | 108 | 135 | 161 | 150 |
| Total | 296 | 168 | 249 | 162 | 384 |
| **% Change in GAAP Rent (4):** | | | | | |
| New leases | 19.6% | 17.8% | -11.0% | 23.2% | 23.3% |
| Renewals | 46.3% | 8.9% | 5.7% | 3.9% | 42.5% |
| Weighted average | 45.9% | 13.3% | -0.5% | 4.2% | 32.6% |
| **Leasing Costs and Concession Commitments (5):** | | | | | |
| New leases | $ 33 | $ 148 | $ 171 | $ 15 | $ 826 |
| Renewals | 35 | 8 | 16 | 14 | 54 |
| Total | $ 68 | $ 156 | $ 187 | $ 29 | $ 880 |
| **Leasing Costs and Concession Commitments per Sq. Ft. (5):** | | | | | |
| New leases | $ 33.00 | $ 2.47 | $ 1.50 | $ 15.00 | $ 3.53 |
| Renewals | $ 0.12 | $ 0.07 | $ 0.12 | $ 0.09 | $ 0.36 |
| Total | $ 0.23 | $ 0.93 | $ 0.75 | $ 0.18 | $ 2.29 |
| **Weighted Average Lease Term by Sq. Ft. (years):** | | | | | |
| New leases | 7.0 | 3.6 | 10.1 | 3.1 | 7.1 |
| Renewals | 30.4 | 6.0 | 8.3 | 35.9 | 16.8 |
| Total | 30.3 | 5.1 | 9.1 | 35.7 | 10.9 |
| **Leasing Costs and Concession Commitments per Sq. Ft. per Year (5) (6):** | | | | | |
| New leases | $ 4.71 | $ 0.69 | $ 0.15 | $ 4.84 | $ 0.50 |
| Renewals | $ 0.00 | $ 0.01 | $ 0.01 | $ 0.00 | $ 0.02 |
| Total | $ 0.01 | $ 0.18 | $ 0.08 | $ 0.01 | $ 0.21 |

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily industrial lands located in Hawaii.
(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(3) Includes a 35 square foot expansion for a lease that commenced on September 1, 2017.
(4) Percent change in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space).
(5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(6) Amounts are per square foot per year for the weighted average lease term by leased square feet.

*The above leasing summary is based on leases entered into during the periods indicated.*

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29

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 30 OCCU PANC Y AND LEASING ANA LYSIS B Y PROPERT Y TYP E OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE (sq. ft. in thousands) Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 3/31/2018 Property Type 3/31/2018 New Renewals Total Mainland Properties 11,706 — — — Hawaii Properties 16,834 1 295 296 Total 28,540 1 295 296 Sq. Ft. Leased As of 12/31/2017 New and Acquisitions / As of 3/31/2018 Property Type 12/31/2017 % Leased (2) Expired Renewals (Sales) 3/31/2018 % Leased Mainland Properties 11,706 100.0% — — — 11,706 100.0% Hawaii Properties 16,827 99.9% (295) 296 — 16,828 99.9% Total 28,533 99.9% (295) 296 — 28,534 99.9% (1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 31 TENANT CREDIT CHARACTERISTIC S TENANT CREDIT CHARACTERISTICS As of March 31, 2018 % of Annualized Rental Revenues (1) Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 44.9% 18.0% Subsidiaries of investment grade rated parent entities 8.6% 3.5% Other leased Hawaii lands —% 54.8% Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands 53.5% 76.3% Other unrated or non-investment grade 46.5% 23.7% 100.0% 100.0% Mainland Properties % of Annualized Rental Revenues (1) (1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Investment grade rated Subsidiaries of investment grade rated parent entities Other unrated or non-investment grade 44.9% 8.6% 46.5% Investment grade rated Subsidiaries of investment grade rated parent entities Other leased Hawaii lands Other unrated or non-investment grade 18.0% 3.5% 54.8% 23.7% Consolidated Properties % of Annualized Rental Revenues (1)

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

# TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

**As of March 31, 2018**

(sq. ft. in thousands)

| Tenant | Property Type | Rented Sq. Ft. (1) | % of Total Rented Sq. Ft. (1) | % of Total Annualized Rental Revenues (2) |
|---|---|---|---|---|
| 1. Amazon.com.dedc, LLC / Amazon.com.kydc LLC | Mainland Industrial | 3,048 | 10.7% | 10.2% |
| 2. Restoration Hardware, Inc. | Mainland Industrial | 1,195 | 4.2% | 3.8% |
| 3. Federal Express Corporation / FedEx Ground Package System, Inc. | Mainland Industrial | 674 | 2.4% | 3.6% |
| 4. American Tire Distributors, Inc. | Mainland Industrial | 722 | 2.5% | 3.2% |
| 5. Par Hawaii Refining, LLC | Hawaii Land and Easement | 3,148 | 11.0% | 2.8% |
| 6. Servco Pacific Inc. | Hawaii Land and Easement | 537 | 1.9% | 2.3% |
| 7. Shurtech Brands, LLC | Mainland Industrial | 645 | 2.3% | 2.2% |
| 8. BJ's Wholesale Club, Inc. | Mainland Industrial | 634 | 2.2% | 2.2% |
| 9. Safeway Inc. | Hawaii Land and Easement | 146 | 0.5% | 2.1% |
| 10. Exel Inc. | Mainland Industrial | 945 | 3.3% | 2.0% |
| 11. Trex Company, Inc. | Mainland Industrial | 646 | 2.3% | 1.9% |
| 12. Avnet, Inc. | Mainland Industrial | 581 | 2.0% | 1.8% |
| 13. Manheim Remarketing, Inc. | Hawaii Land and Easement | 338 | 1.2% | 1.7% |
| 14. Warehouse Rentals Inc. | Hawaii Land and Easement | 278 | 1.0% | 1.6% |
| 15. Coca-Cola Bottling of Hawaii, LLC | Hawaii Land and Easement | 351 | 1.2% | 1.6% |
| 16. A.L. Kilgo Company, Inc. | Hawaii Land and Easement | 310 | 1.1% | 1.5% |
| 17. The Net-A-Porter Group LLC | Mainland Industrial | 167 | 0.6% | 1.4% |
| 18. General Mills Operations, LLC | Mainland Industrial | 158 | 0.6% | 1.4% |
| 19. Honolulu Warehouse Co., Ltd. | Hawaii Land and Easement | 298 | 1.0% | 1.4% |
| 20. AES Hawaii, Inc. | Hawaii Land and Easement | 1,242 | 4.4% | 1.2% |
| 21. Bradley Shopping Center Company | Hawaii Land and Easement | 334 | 1.2% | 1.1% |
| 22. Kaiser Foundation Health Plan, Inc. | Hawaii Land and Easement | 217 | 0.8% | 1.1% |
| 23. The Toro Company | Mainland Industrial | 450 | 1.6% | 1.1% |
| Total | | 17,064 | 60.0% | 53.2% |

(1) Rented square feet is pursuant to existing leases as of March 31, 2018 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

32

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

# THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

**As of March 31, 2018**

(dollars and sq. ft. in thousands)

| | | Total | | 2018 | | 2019 | | 2020 | | 2021 and Thereafter |
|---|---|---|---|---|---|---|---|---|---|---|
| **Mainland Properties:** | | | | | | | | | | |
| Total sq. ft. | | 11,706 | | | | | | | | |
| Leased sq. ft. (1) | | 11,706 | | — | | 95 | | 454 | | 11,157 |
| Percent | | | | —% | | 0.8% | | 3.9% | | 95.3% |
| Annualized rental revenues (2) | $ | 62,124 | $ | — | $ | 607 | $ | 1,870 | $ | 59,647 |
| Percent | | | | —% | | 1.0% | | 3.0% | | 96.0% |
| **Hawaii Properties:** | | | | | | | | | | |
| Total sq. ft. | | 16,834 | | | | | | | | |
| Leased sq. ft. (1) | | 16,828 | | 314 | | 1,439 | | 394 | | 14,681 |
| Percent | | | | 1.9% | | 8.6% | | 2.3% | | 87.2% |
| Annualized rental revenues (2) | $ | 94,384 | $ | 1,177 | $ | 3,803 | $ | 2,422 | $ | 86,982 |
| Percent | | | | 1.2% | | 4.0% | | 2.6% | | 92.2% |
| **Total:** | | | | | | | | | | |
| Total sq. ft. | | 28,540 | | | | | | | | |
| Leased sq. ft. (1) | | 28,534 | | 314 | | 1,534 | | 848 | | 25,838 |
| Percent | | | | 1.1% | | 5.4% | | 3.0% | | 90.5% |
| Annualized rental revenues (2) | $ | 156,508 | $ | 1,177 | $ | 4,410 | $ | 4,292 | $ | 146,629 |
| Percent | | | | 0.8% | | 2.8% | | 2.7% | | 93.7% |

(1) Leased square feet is pursuant to existing leases as of March 31, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

33

PORTFOLIO LEASE EXPIRATION SCHEDULE

# PORTFOLIO LEASE EXPIRATION SCHEDULE

**As of March 31, 2018**

(dollars and sq. ft. in thousands)

| Period/Year | Number of Tenants | Rented Square Feet Expiring (1) | % of Total Rented Square Feet Expiring (1) | Cumulative % of Total Rented Square Feet Expiring (1) | Annualized Rental Revenues Expiring (2) | % of Total Annualized Rental Revenues Expiring (2) | Cumulative % of Total Annualized Rental Revenues Expiring (2) |
|---|---|---|---|---|---|---|---|
| 4/1/2018 - 12/31/2018 | 16 | 314 | 1.1% | 1.1% | $ 1,177 | 0.8% | 0.8% |
| 2019 | 16 | 1,534 | 5.4% | 6.5% | 4,410 | 2.8% | 3.6% |
| 2020 | 19 | 848 | 3.0% | 9.5% | 4,292 | 2.7% | 6.3% |
| 2021 | 20 | 1,224 | 4.3% | 13.8% | 7,139 | 4.6% | 10.9% |
| 2022 | 63 | 2,762 | 9.7% | 23.5% | 20,823 | 13.3% | 24.2% |
| 2023 | 18 | 1,538 | 5.4% | 28.9% | 11,665 | 7.5% | 31.7% |
| 2024 | 12 | 4,750 | 16.6% | 45.5% | 15,698 | 10.0% | 41.7% |
| 2025 | 8 | 619 | 2.2% | 47.7% | 3,115 | 2.0% | 43.7% |
| 2026 | 3 | 637 | 2.2% | 49.9% | 3,472 | 2.2% | 45.9% |
| 2027 | 12 | 4,887 | 17.1% | 67.0% | 23,840 | 15.2% | 61.1% |
| Thereafter | 81 | 9,421 | 33.0% | 100.0% | 60,877 | 38.9% | 100.0% |
| Total | 268 | 28,534 | 100.0% | | $ 156,508 | 100.0% | |
| Weighted average remaining lease term (in years) | | 10.3 | | | 11.2 | | |

(1) Rented square feet is pursuant to existing leases as of March 31, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

34

Industrial Logistics Properties Trust Supplemental Operating and Financial Data, March 31, 2018 35 HA W AII LAND RENT RESET SUMMA RY HAWAII LAND RENT RESET SUMMARY (dollars and sq. ft. in thousands) Historical Hawaii Land Rent Resets: For the Three Months Ended 3/31/2018 12/31/2017 9/30/2017 6/30/2017 3/31/2017 Number of leases reset — 4 1 1 — Square feet — 200 27 79 — Percent change in GAAP rent (1) —% 38.6% 45.3% 48.9% —% Scheduled Hawaii Land Rent Resets: As of March 31, 2018 Number Annualized of Resets Sq. Ft. Rental Revenues (2) 2018 1 21 $ 237 2019 20 2,498 10,903 2020 4 359 2,500 2021 and thereafter 40 2,742 19,723 Total 65 5,620 $ 33,363 (1) Represents percent change in prior rents charged for same space. Reset rents include estimated recurring expense reimbursements and exclude lease value amortization. (2) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

36 EXHIBIT 2833 Paa Street, Honolulu, HI Square Feet: 60,000 Tenant: W.W. Grainger, Inc. 36

PROPERTY DETAIL

# PROPERTY DETAIL

## As of March 31, 2018

(dollars and square feet in thousands)

**EXHIBIT A**

| | Property | City | State | Number of Buildings, Land Parcels and Easements | Property Type | Square Feet | % Leased | Annualized Rental Revenues (1) | Undepreciated Carrying Value (2) | Depreciated Carrying Value (2) | Date Acquired (3) | Year Built or Most Recent Renovation |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | 4501 Industrial Drive | Fort Smith | AR | 1 | Mainland Industrial | 64 | 100.0% | $ 465 | $ 4,385 | $ 4,109 | 1/29/2015 | 2013 |
| 2 | 955 Aeroplaza Drive | Colorado Springs | CO | 1 | Mainland Industrial | 125 | 100.0% | 900 | 8,212 | 7,625 | 1/29/2015 | 2012 |
| 3./4. | 13400 East 39th Avenue and 3800 Wheeling Street | Denver | CO | 2 | Mainland Industrial | 394 | 100.0% | 1,358 | 16,101 | 15,054 | 1/29/2015 | 1996 |
| 5 | 150 Greenhorn Drive | Pueblo | CO | 1 | Mainland Industrial | 54 | 100.0% | 543 | 4,377 | 4,046 | 1/29/2015 | 2013 |
| 6 | 2 Tower Drive | Wallingford | CT | 1 | Mainland Industrial | 62 | 100.0% | 404 | 3,643 | 3,015 | 10/24/2006 | 1978 |
| 7 | 235 Great Pond Drive | Windsor | CT | 1 | Mainland Industrial | 171 | 100.0% | 1,383 | 11,869 | 10,528 | 7/20/2012 | 2004 |
| 8 | 2100 NW 82nd Avenue | Miami | FL | 1 | Mainland Industrial | 37 | 100.0% | 264 | 1,895 | 1,182 | 3/19/1998 | 2013 |
| 9 | 1000 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 42 | 100.0% | 421 | 2,252 | 2,252 | 12/5/2003 | — |
| 10 | 1001 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 338 | 100.0% | 2,634 | 18,559 | 17,354 | 12/5/2003 | — |
| 11 | 1024 Kikowaena Place | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 309 | 1,818 | 1,818 | 12/5/2003 | — |
| 12 | 1024 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 26 | 100.0% | 218 | 1,385 | 1,385 | 12/5/2003 | — |
| 13 | 1027 Kikowaena Place | Honolulu | HI | 1 | Hawaii Land and Easement | 102 | 100.0% | 783 | 5,444 | 5,444 | 12/5/2003 | — |
| 14 | 1030 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 122 | 100.0% | 991 | 5,655 | 5,655 | 12/5/2003 | — |
| 15 | 1038 Kikowaena Place | Honolulu | HI | 1 | Hawaii Land and Easement | 47 | 100.0% | 355 | 2,576 | 2,576 | 12/5/2003 | — |
| 16 | 1045 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 15 | 100.0% | 105 | 819 | 819 | 12/5/2003 | — |
| 17 | 1050 Kikowaena Place | Honolulu | HI | 1 | Hawaii Land and Easement | 43 | 100.0% | 324 | 2,277 | 1,965 | 12/5/2003 | — |
| 18 | 1052 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 30 | 100.0% | 197 | 1,943 | 1,868 | 12/5/2003 | — |
| 19 | 1055 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 27 | 100.0% | 203 | 1,216 | 1,216 | 12/5/2003 | — |
| 20 | 106 Puuhale Road | Honolulu | HI | 1 | Hawaii Building | 14 | 100.0% | 247 | 1,342 | 1,296 | 12/5/2003 | 1966 |
| 21 | 1062 Kikowaena Place | Honolulu | HI | 1 | Hawaii Land and Easement | 31 | 100.0% | 238 | 1,647 | 1,434 | 12/5/2003 | — |
| 22 | 1122 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 106 | 100.0% | 785 | 5,781 | 5,781 | 12/5/2003 | — |
| 23 | 113 Puuhale Road | Honolulu | HI | 1 | Hawaii Land and Easement | 77 | 100.0% | 542 | 3,729 | 3,729 | 12/5/2003 | — |
| 24 | 1150 Kikowaena Place | Honolulu | HI | 1 | Hawaii Land and Easement | 46 | 100.0% | 515 | 2,445 | 2,445 | 12/5/2003 | — |
| 25 | 120 Mokauea Street | Honolulu | HI | 1 | Hawaii Building | 31 | 100.0% | 446 | 2,608 | 2,520 | 12/5/2003 | 1970 |
| 26 | 120 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Building | 71 | 100.0% | 1,288 | 13,735 | 9,652 | 11/23/2004 | 2004 |
| 27 | 120B Mokauea Street | Honolulu | HI | 1 | Hawaii Building | 35 | 100.0% | 542 | 1,953 | 1,953 | 12/5/2003 | 1970 |
| 28 | 125 Puuhale Road | Honolulu | HI | 1 | Hawaii Land and Easement | 31 | 100.0% | 255 | 1,630 | 1,630 | 12/5/2003 | — |
| 29 | 125B Puuhale Road | Honolulu | HI | 1 | Hawaii Land and Easement | 49 | 100.0% | 343 | 2,815 | 2,815 | 12/5/2003 | — |
| 30 | 1330 Pali Highway | Honolulu | HI | 1 | Hawaii Land and Easement | 20 | 100.0% | 459 | 1,423 | 1,423 | 12/5/2003 | — |
| 31 | 1360 Pali Highway | Honolulu | HI | 1 | Hawaii Land and Easement | 126 | 100.0% | 2,850 | 9,331 | 9,236 | 12/5/2003 | — |
| 32 | 140 Puuhale Road | Honolulu | HI | 1 | Hawaii Land and Easement | 22 | 100.0% | 200 | 1,100 | 1,100 | 12/5/2003 | — |

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

37

PROPERTY DETAIL (CONTINUED)

# PROPERTY DETAIL (CONTINUED)

## As of March 31, 2018

(dollars and square feet in thousands)

## EXHIBIT A

| | Property | City | State | Number of Buildings, Land Parcels and Easements | Property Type | Square Feet | % Leased | Annualized Rental Revenues (1) | Undepreciated Carrying Value (2) | Depreciated Carrying Value (2) | Date Acquired (3) | Year Built or Most Recent Renovation |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 33 | 142 Mokauea Street | Honolulu | HI | 1 | Hawaii Building | 26 | 100.0% | 400 | 3,637 | 3,308 | 12/5/2003 | 1972 |
| 34 | 148 Mokauea Street | Honolulu | HI | 1 | Hawaii Land and Easement | 86 | 100.0% | 719 | 3,476 | 3,476 | 12/5/2003 | — |
| 35 | 150 Puuhale Road | Honolulu | HI | 1 | Hawaii Land and Easement | 123 | 100.0% | 1,064 | 4,887 | 4,887 | 12/5/2003 | — |
| 36 | 151 Puuhale Road | Honolulu | HI | 1 | Hawaii Land and Easement | 38 | 100.0% | 337 | 1,956 | 1,956 | 12/5/2003 | — |
| 37 | 158 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 101 | 100.0% | 731 | 2,488 | 2,488 | 12/5/2003 | — |
| 38 | 165 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 16 | 100.0% | 115 | 758 | 758 | 12/5/2003 | — |
| 39 | 179 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 62 | 100.0% | 609 | 2,480 | 2,480 | 12/5/2003 | — |
| 40 | 180 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 67 | 100.0% | 555 | 1,655 | 1,655 | 12/5/2003 | — |
| 41 | 1926 Auiki Street | Honolulu | HI | 1 | Hawaii Building | 42 | 100.0% | 620 | 4,419 | 3,989 | 12/5/2003 | 1959 |
| 42 | 1931 Kahai Street | Honolulu | HI | 1 | Hawaii Land and Easement | 96 | 100.0% | 934 | 3,779 | 3,779 | 12/5/2003 | — |
| 43 | 197 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 31 | 100.0% | 297 | 1,238 | 1,238 | 12/5/2003 | — |
| 44 | 2001 Kahai Street | Honolulu | HI | 1 | Hawaii Land and Easement | 27 | 100.0% | 243 | 1,091 | 1,091 | 12/5/2003 | — |
| 45 | 2019 Kahai Street | Honolulu | HI | 1 | Hawaii Land and Easement | 27 | 100.0% | 218 | 1,377 | 1,377 | 12/5/2003 | — |
| 46 | 2020 Auiki Street | Honolulu | HI | 1 | Hawaii Land and Easement | 47 | 100.0% | 351 | 2,385 | 2,385 | 12/5/2003 | — |
| 47 | 204 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 33 | 100.0% | 256 | 1,689 | 1,689 | 12/5/2003 | — |
| 48 | 207 Puuhale Road | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 345 | 2,024 | 2,024 | 12/5/2003 | — |
| 49 | 2103 Kaliawa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 79 | 100.0% | 677 | 3,212 | 3,212 | 12/5/2003 | — |
| 50 | 2106 Kaliawa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 31 | 100.0% | 270 | 1,737 | 1,679 | 12/5/2003 | — |
| 51 | 2110 Auiki Street | Honolulu | HI | 1 | Hawaii Land and Easement | 20 | 100.0% | 256 | 837 | 837 | 12/5/2003 | — |
| 52 | 212 Mohonua Place | Honolulu | HI | 1 | Hawaii Land and Easement | 46 | 100.0% | 376 | 1,067 | 1,067 | 12/5/2003 | — |
| 53 | 2122 Kaliawa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 33 | 100.0% | 322 | 1,365 | 1,365 | 12/5/2003 | — |
| 54 | 2127 Auiki Street | Honolulu | HI | 1 | Hawaii Land and Easement | 57 | 100.0% | 520 | 3,003 | 2,983 | 12/5/2003 | — |
| 55 | 2135 Auiki Street | Honolulu | HI | 1 | Hawaii Land and Easement | 33 | 100.0% | 255 | 825 | 825 | 12/5/2003 | — |
| 56 | 2139 Kaliawa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 22 | 100.0% | 192 | 885 | 885 | 12/5/2003 | — |
| 57 | 214 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Building | 22 | 100.0% | 423 | 2,267 | 2,234 | 12/5/2003 | 1981 |
| 58 | 2140 Kaliawa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 19 | 100.0% | 147 | 931 | 931 | 12/5/2003 | — |
| 59 | 2144 Auiki Street | Honolulu | HI | 1 | Hawaii Building | 54 | 100.0% | 1,277 | 9,530 | 7,614 | 12/5/2003 | 1953 |
| 60 | 215 Puuhale Road | Honolulu | HI | 1 | Hawaii Land and Easement | 42 | 100.0% | 379 | 2,117 | 2,117 | 12/5/2003 | — |
| 61 | 218 Mohonua Place | Honolulu | HI | 1 | Hawaii Land and Easement | 34 | 100.0% | 266 | 1,741 | 1,741 | 12/5/2003 | — |
| 62 | 220 Puuhale Road | Honolulu | HI | 1 | Hawaii Land and Easement | 66 | 100.0% | 584 | 2,619 | 2,619 | 12/5/2003 | — |

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

38

PROPERTY DETAIL (CONTINUED)

# PROPERTY DETAIL (CONTINUED)

## As of March 31, 2018

(dollars and square feet in thousands)

## EXHIBIT A

| | Property | City | State | Number of Buildings, Land Parcels and Easements | Property Type | Square Feet | % Leased | Annualized Rental Revenues (1) | Undepreciated Carrying Value (2) | Depreciated Carrying Value (2) | Date Acquired (3) | Year Built or Most Recent Renovation |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 63 | 2250 Pahounui Drive | Honolulu | HI | 1 | Hawaii Land and Easement | 76 | 100.0% | 553 | 3,862 | 3,862 | 12/5/2003 | — |
| 64 | 2264 Pahounui Drive | Honolulu | HI | 1 | Hawaii Land and Easement | 33 | 100.0% | 242 | 1,632 | 1,632 | 12/5/2003 | — |
| 65 | 2276 Pahounui Drive | Honolulu | HI | 1 | Hawaii Land and Easement | 33 | 100.0% | 241 | 1,619 | 1,619 | 12/5/2003 | — |
| 66 | 228 Mohonua Place | Honolulu | HI | 1 | Hawaii Land and Easement | 37 | 100.0% | 338 | 1,865 | 1,865 | 12/5/2003 | — |
| 67 | 2308 Pahounui Drive | Honolulu | HI | 1 | Hawaii Land and Easement | 65 | 100.0% | 456 | 3,314 | 3,314 | 12/5/2003 | — |
| 68 | 231 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 19 | 100.0% | 161 | 752 | 752 | 12/5/2003 | — |
| 69 | 231B Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 39 | 100.0% | 360 | 1,539 | 1,539 | 12/5/2003 | — |
| 70 | 2344 Pahounui Drive | Honolulu | HI | 1 | Hawaii Land and Easement | 144 | 100.0% | 1,318 | 6,709 | 6,709 | 12/5/2003 | — |
| 71 | 238 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 60 | 100.0% | 527 | 2,273 | 2,273 | 12/5/2003 | — |
| 72 | 2635 Waiwai Loop A | Honolulu | HI | 1 | Hawaii Land and Easement | 23 | 100.0% | 209 | 1,284 | 1,159 | 12/5/2003 | — |
| 73 | 2635 Waiwai Loop B | Honolulu | HI | 1 | Hawaii Land and Easement | 22 | 100.0% | 205 | 1,282 | 1,245 | 12/5/2003 | — |
| 74 | 2760 Kam Highway | Honolulu | HI | 1 | Hawaii Land and Easement | 29 | 100.0% | 144 | 724 | 724 | 12/5/2003 | — |
| 75 | 2804 Kilihau Street | Honolulu | HI | 1 | Hawaii Land and Easement | 34 | 100.0% | 253 | 1,777 | 1,776 | 12/5/2003 | — |
| 76 | 2806 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 274 | 1,801 | 1,801 | 12/5/2003 | — |
| 77 | 2808 Kam Highway | Honolulu | HI | 1 | Hawaii Land and Easement | 13 | 100.0% | 102 | 310 | 310 | 12/5/2003 | — |
| 78 | 2809 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 36 | 100.0% | 273 | 1,837 | 1,837 | 12/5/2003 | — |
| 79 | 2810 Paa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 52 | 100.0% | 414 | 3,340 | 3,340 | 12/5/2003 | — |
| 80 | 2810 Pukoloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 412 | 100.0% | 2,644 | 27,703 | 27,703 | 12/5/2003 | — |
| 81 | 2812 Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 271 | 1,804 | 1,802 | 12/5/2003 | — |
| 82 | 2814 Kilihau Street | Honolulu | HI | 1 | Hawaii Land and Easement | 37 | 100.0% | 278 | 1,925 | 1,925 | 12/5/2003 | — |
| 83 | 2815 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 208 | 1,823 | 1,822 | 12/5/2003 | — |
| 84 | 2815 Kilihau Street | Honolulu | HI | 1 | Hawaii Land and Easement | 12 | 100.0% | 95 | 287 | 287 | 12/5/2003 | — |
| 85 | 2816 Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 44 | 100.0% | 234 | 1,036 | 1,026 | 12/5/2003 | — |
| 86 | 2819 Mokumoa Street - A | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 270 | 1,821 | 1,821 | 12/5/2003 | — |
| 87 | 2819 Mokumoa Street - B | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 266 | 1,816 | 1,816 | 12/5/2003 | — |
| 88 | 2819 Pukoloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 281 | 2,123 | 2,115 | 12/5/2003 | — |
| 89 | 2821 Kilihau Street | Honolulu | HI | 1 | Hawaii Land and Easement | 12 | 100.0% | 97 | 287 | 287 | 12/5/2003 | — |
| 90 | 2826 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 70 | 100.0% | 427 | 3,921 | 3,921 | 12/5/2003 | — |
| 91 | 2827 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 269 | 1,801 | 1,801 | 12/5/2003 | — |
| 92 | 2828 Paa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 187 | 100.0% | 1,494 | 12,448 | 12,448 | 12/5/2003 | — |

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

39

PROPERTY DETAIL (CONTINUED)

# PROPERTY DETAIL (CONTINUED)

**As of March 31, 2018**

(dollars and square feet in thousands)

**EXHIBIT A**

| | Property | City | State | Number of Buildings, Land Parcels and Easements | Property Type | Square Feet | % Leased | Annualized Rental Revenues (1) | Undepreciated Carrying Value (2) | Depreciated Carrying Value (2) | Date Acquired (3) | Year Built or Most Recent Renovation |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 93 | 2829 Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 70 | 100.0% | 517 | 1,722 | 1,720 | 12/5/2003 | — |
| 94 | 2829 Kilihau Street | Honolulu | HI | 1 | Hawaii Land and Easement | 12 | 100.0% | 95 | 287 | 287 | 12/5/2003 | — |
| 95 | 2829 Pukoloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 297 | 2,088 | 2,088 | 12/5/2003 | — |
| 96 | 2830 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 292 | 2,146 | 2,146 | 12/5/2003 | — |
| 97 | 2831 Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 267 | 860 | 860 | 12/5/2003 | — |
| 98 | 2831 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 207 | 1,857 | 1,649 | 12/5/2003 | — |
| 99 | 2833 Kilihau Street | Honolulu | HI | 1 | Hawaii Land and Easement | 12 | 100.0% | 96 | 601 | 601 | 12/5/2003 | — |
| 100 | 2833 Paa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 30 | 100.0% | 287 | 1,701 | 1,701 | 12/5/2003 | — |
| 101 | 2833 Paa Street #2 | Honolulu | HI | 1 | Hawaii Land and Easement | 30 | 100.0% | 287 | 1,675 | 1,675 | 12/5/2003 | — |
| 102 | 2836 Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 26 | 100.0% | 142 | 1,353 | 1,353 | 12/5/2003 | — |
| 103 | 2838 Kilihau Street | Honolulu | HI | 1 | Hawaii Land and Easement | 83 | 100.0% | 646 | 4,262 | 4,262 | 12/5/2003 | — |
| 104 | 2839 Kilihau Street | Honolulu | HI | 1 | Hawaii Land and Easement | 12 | 100.0% | 106 | 627 | 627 | 12/5/2003 | — |
| 105 | 2839 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 232 | 1,942 | 1,942 | 12/5/2003 | — |
| 106 | 2840 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 298 | 2,149 | 2,149 | 12/5/2003 | — |
| 107 | 2841 Pukoloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 308 | 2,088 | 2,088 | 12/5/2003 | — |
| 108 | 2844 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 255 | 1,974 | 1,963 | 12/5/2003 | — |
| 109 | 2846-A Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 61 | 100.0% | 467 | 3,135 | 2,794 | 12/5/2003 | — |
| 110 | 2847 Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 351 | 885 | 777 | 12/5/2003 | — |
| 111 | 2849 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 275 | 860 | 860 | 12/5/2003 | — |
| 112 | 2850 Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 9 | 100.0% | 65 | 459 | 397 | 12/5/2003 | — |
| 113 | 2850 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 300 | 2,143 | 2,143 | 12/5/2003 | — |
| 114 | 2850 Paa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 298 | 100.0% | 2,119 | 22,827 | 22,827 | 12/5/2003 | — |
| 115 | 2855 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 314 | 1,807 | 1,807 | 12/5/2003 | — |
| 116 | 2855 Pukoloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 285 | 1,934 | 1,934 | 12/5/2003 | — |
| 117 | 2857 Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 306 | 983 | 983 | 12/5/2003 | — |
| 118 | 2858 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 273 | 1,801 | 1,801 | 12/5/2003 | — |
| 119 | 2861 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 70 | 100.0% | 423 | 3,867 | 3,867 | 12/5/2003 | — |
| 120 | 2864 Awaawaloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 281 | 1,842 | 1,839 | 12/5/2003 | — |
| 121 | 2864 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 268 | 2,092 | 2,092 | 12/5/2003 | — |
| 122 | 2865 Pukoloa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 40 | 100.0% | 294 | 1,934 | 1,934 | 12/5/2003 | — |
| 123 | 2868 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 372 | 1,801 | 1,801 | 12/5/2003 | — |

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

40

PROPERTY DETAIL (CONTINUED)

# PROPERTY DETAIL (CONTINUED)

**As of March 31, 2018** (dollars and square feet in thousands) **EXHIBIT A**

| | Property | City | State | Number of Buildings, Land Parcels and Easements | Property Type | Square Feet | % Leased | Annualized Rental Revenues [1] | Undepreciated Carrying Value [2] | Depreciated Carrying Value [2] | Date Acquired [3] | Year Built or Most Recent Renovation |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 124 | 2869 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 282 | 1,794 | 1,794 | 12/5/2003 | — |
| 125 | 2875 Paa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 23 | 100.0% | 227 | 1,330 | 1,330 | 12/5/2003 | — |
| 126 | 2879 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 272 | 1,789 | 1,789 | 12/5/2003 | — |
| 127 | 2879 Paa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 31 | 100.0% | 224 | 1,735 | 1,725 | 12/5/2003 | — |
| 128 | 2886 Paa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 60 | 100.0% | 698 | 2,205 | 2,205 | 12/5/2003 | — |
| 129 | 2889 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 280 | 1,783 | 1,783 | 12/5/2003 | — |
| 130 | 2906 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 290 | 1,816 | 1,815 | 12/5/2003 | — |
| 131 | 2908 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 356 | 1,810 | 1,809 | 12/5/2003 | — |
| 132 | 2915 Kaihikapu Street | Honolulu | HI | 1 | Hawaii Land and Easement | 105 | 100.0% | 850 | 2,579 | 2,579 | 12/5/2003 | — |
| 133 | 2927 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 263 | 1,778 | 1,778 | 12/5/2003 | — |
| 134 | 2928 Kaihikapu Street - A | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 271 | 1,801 | 1,801 | 12/5/2003 | — |
| 135 | 2928 Kaihikapu Street - B | Honolulu | HI | 1 | Hawaii Land and Easement | 38 | 100.0% | 285 | 1,948 | 1,948 | 12/5/2003 | — |
| 136 | 2960 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 38 | 100.0% | 314 | 1,977 | 1,977 | 12/5/2003 | — |
| 137 | 2965 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 42 | 100.0% | 333 | 2,140 | 2,140 | 12/5/2003 | — |
| 138 | 2969 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 80 | 100.0% | 366 | 4,053 | 4,045 | 12/5/2003 | — |
| 139 | 2970 Mokumoa Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 286 | 1,722 | 1,722 | 12/5/2003 | — |
| 140 | 33 S. Vineyard Boulevard | Honolulu | HI | 1 | Hawaii Land and Easement | 12 | 100.0% | 107 | 850 | 845 | 12/5/2003 | — |
| 141 | 525 N. King Street | Honolulu | HI | 1 | Hawaii Land and Easement | 21 | 100.0% | 237 | 1,342 | 1,342 | 12/5/2003 | — |
| 142 | 609 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 24 | 100.0% | 210 | 624 | 619 | 12/5/2003 | — |
| 143 | 619 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 55 | 100.0% | 523 | 1,415 | 1,414 | 12/5/2003 | — |
| 144 | 645 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 260 | 882 | 882 | 12/5/2003 | — |
| 145 | 659 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 255 | 880 | 865 | 12/5/2003 | — |
| 146 | 659 Puuloa Road | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 270 | 1,807 | 1,807 | 12/5/2003 | — |
| 147 | 660 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 192 | 1,787 | 1,784 | 12/5/2003 | — |
| 148 | 667 Puuloa Road | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 285 | 862 | 860 | 12/5/2003 | — |
| 149 | 669 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | — | 1,898 | 1,859 | 12/5/2003 | — |
| 150 | 673 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 257 | 1,801 | 1,801 | 12/5/2003 | — |
| 151 | 675 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 30 | 100.0% | 218 | 1,081 | 1,081 | 12/5/2003 | — |
| 152 | 679 Puuloa Road | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 270 | 1,810 | 1,808 | 12/5/2003 | — |
| 153 | 685 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 266 | 1,801 | 1,801 | 12/5/2003 | — |
| 154 | 673 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 270 | 1,821 | 1,806 | 12/5/2003 | — |

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

41

PROPERTY DETAIL (CONTINUED)

# PROPERTY DETAIL (CONTINUED)

## As of March 31, 2018

(dollars and square feet in thousands)

**EXHIBIT A**

| | Property | City | State | Number of Buildings, Land Parcels and Easements | Property Type | Square Feet | % Leased | Annualized Rental Revenues [(1)] | Undepreciated Carrying Value [(2)] | Depreciated Carrying Value [(2)] | Date Acquired [(3)] | Year Built or Most Recent Renovation |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 155 | 692 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 296 | 1,798 | 1,798 | 12/5/2003 | — |
| 156 | 697 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 297 | 1,805 | 1,514 | 12/5/2003 | — |
| 157 | 702 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 264 | 1,787 | 1,784 | 12/5/2003 | — |
| 158 | 704 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 59 | 100.0% | 462 | 3,075 | 2,830 | 12/5/2003 | — |
| 159 | 709 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 323 | 1,801 | 1,801 | 12/5/2003 | — |
| 160 | 719 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 291 | 1,960 | 1,960 | 12/5/2003 | — |
| 161 | 729 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 227 | 1,801 | 1,801 | 12/5/2003 | — |
| 162 | 733 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 65 | 100.0% | 666 | 3,403 | 3,403 | 12/5/2003 | — |
| 163 | 739 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 233 | 1,801 | 1,801 | 12/5/2003 | — |
| 164 | 759 Puuloa Road | Honolulu | HI | 1 | Hawaii Land and Easement | 34 | 100.0% | 263 | 1,769 | 1,767 | 12/5/2003 | — |
| 165 | 761 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 73 | 100.0% | 540 | 3,759 | 3,758 | 12/5/2003 | — |
| 166 | 766 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 274 | 1,801 | 1,801 | 12/5/2003 | — |
| 167 | 770 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 339 | 1,801 | 1,801 | 12/5/2003 | — |
| 168 | 789 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 47 | 100.0% | 254 | 2,611 | 2,609 | 12/5/2003 | — |
| 169 | 80 Sand Island Access Road | Honolulu | HI | 1 | Hawaii Land and Easement | 191 | 100.0% | 1,539 | 7,972 | 7,972 | 12/5/2003 | — |
| 170 | 803 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 73 | 100.0% | 707 | 3,804 | 3,804 | 12/5/2003 | — |
| 171 | 808 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 57 | 100.0% | 499 | 3,279 | 3,279 | 12/5/2003 | — |
| 172 | 812 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 262 | 2,613 | 2,613 | 12/5/2003 | — |
| 173 | 819 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 105 | 100.0% | 1,024 | 5,434 | 5,216 | 12/5/2003 | — |
| 174 | 822 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 316 | 1,810 | 1,799 | 12/5/2003 | — |
| 175 | 830 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 268 | 1,826 | 1,807 | 12/5/2003 | — |
| 176 | 841 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 63 | 100.0% | 494 | 3,265 | 3,265 | 12/5/2003 | — |
| 177 | 842 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 309 | 1,809 | 1,798 | 12/5/2003 | — |
| 178 | 846 Ala Lilikoi Boulevard B | Honolulu | HI | 1 | Hawaii Land and Easement | 8 | 100.0% | 41 | 234 | 234 | 12/5/2003 | — |
| 179 | 848 Ala Lilikoi Boulevard A | Honolulu | HI | 1 | Hawaii Land and Easement | 326 | 100.0% | 1,681 | 9,426 | 9,426 | 12/5/2003 | — |
| 180 | 850 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 48 | 100.0% | 261 | 2,684 | 2,682 | 12/5/2003 | — |
| 181 | 852 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 273 | 1,801 | 1,801 | 12/5/2003 | — |
| 182 | 855 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 35 | 100.0% | 212 | 1,834 | 1,834 | 12/5/2003 | — |
| 183 | 865 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 36 | 100.0% | 307 | 1,846 | 1,846 | 12/5/2003 | — |
| 184 | 889 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 49 | 100.0% | 406 | 6,203 | 6,161 | 11/21/2012 | — |
| 185 | 905 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 21 | 100.0% | 167 | 1,148 | 1,148 | 12/5/2003 | — |

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

42

PROPERTY DETAIL (CONTINUED)

# PROPERTY DETAIL (CONTINUED)

## As of March 31, 2018

(dollars and square feet in thousands)

## EXHIBIT A

| | Property | City | State | Number of Buildings, Land Parcels and Easements | Property Type | Square Feet | % Leased | Annualized Rental Revenues (1) | Undepreciated Carrying Value (2) | Depreciated Carrying Value (2) | Date Acquired (3) | Year Built or Most Recent Renovation |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 186 | 918 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 72 | 100.0% | 454 | 3,820 | 3,820 | 12/5/2003 | — |
| 187 | 930 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 69 | 100.0% | 509 | 3,654 | 3,654 | 12/5/2003 | — |
| 188 | 944 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 27 | 100.0% | 205 | 1,219 | 1,219 | 12/5/2003 | — |
| 189 | 949 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 237 | 100.0% | 1,597 | 11,568 | 11,568 | 12/5/2003 | — |
| 190 | 950 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 33 | 100.0% | 258 | 1,724 | 1,724 | 12/5/2003 | — |
| 191 | 960 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 14 | 100.0% | 92 | 614 | 614 | 12/5/2003 | — |
| 192 | 960 Mapunapuna Street | Honolulu | HI | 1 | Hawaii Land and Easement | 37 | 100.0% | 305 | 1,933 | 1,933 | 12/5/2003 | — |
| 193 | 970 Ahua Street | Honolulu | HI | 1 | Hawaii Land and Easement | 15 | 100.0% | 125 | 817 | 817 | 12/5/2003 | — |
| 194 | 91-027 Kaomi Loop | Kapolei | HI | 1 | Hawaii Land and Easement | 214 | 100.0% | 282 | 2,667 | 2,667 | 6/15/2005 | — |
| 195 | 91-064 Kaomi Loop | Kapolei | HI | 1 | Hawaii Land and Easement | 99 | 100.0% | 321 | 1,826 | 1,826 | 6/15/2005 | — |
| 196 | 91-080 Hanua | Kapolei | HI | 1 | Hawaii Land and Easement | 217 | 100.0% | 501 | 2,187 | 2,187 | 6/15/2005 | — |
| 197 | 91-083 Hanua | Kapolei | HI | 1 | Hawaii Land and Easement | 47 | 100.0% | 126 | 716 | 716 | 6/15/2005 | — |
| 198 | 91-086 Kaomi Loop | Kapolei | HI | 1 | Hawaii Land and Easement | 1,242 | 100.0% | 1,809 | 13,884 | 13,884 | 6/15/2005 | — |
| 199 | 91-087 Hanua | Kapolei | HI | 1 | Hawaii Land and Easement | 22 | 100.0% | 68 | 381 | 381 | 6/15/2005 | — |
| 200 | 91-091 Hanua | Kapolei | HI | 1 | Hawaii Land and Easement | 41 | 100.0% | 103 | 552 | 552 | 6/15/2005 | — |
| 201 | 91-102 Kaomi Loop | Kapolei | HI | 1 | Hawaii Land and Easement | 99 | 100.0% | 249 | 1,599 | 1,599 | 6/15/2005 | — |
| 202 | 91-110 Kaomi Loop | Kapolei | HI | 1 | Hawaii Land and Easement | 99 | 100.0% | 232 | 1,293 | 1,293 | 6/15/2005 | — |
| 203 | 91-119 Olai | Kapolei | HI | 1 | Hawaii Land and Easement | 98 | 100.0% | 225 | 1,981 | 1,981 | 6/15/2005 | — |
| 204 | 91-141 Kalaeloa | Kapolei | HI | 1 | Hawaii Land and Easement | 910 | 100.0% | 1,693 | 11,624 | 11,624 | 6/15/2005 | — |
| 205 | 91-150 Kaomi Loop | Kapolei | HI | 1 | Hawaii Land and Easement | 250 | 100.0% | 421 | 3,159 | 3,159 | 6/15/2005 | — |
| 206 | 91-171 Olai | Kapolei | HI | 1 | Hawaii Land and Easement | 24 | 100.0% | 52 | 265 | 265 | 6/15/2005 | — |
| 207 | 91-174 Olai | Kapolei | HI | 1 | Hawaii Land and Easement | 58 | 100.0% | 146 | 1,009 | 995 | 6/15/2005 | — |
| 208 | 91-175 Olai | Kapolei | HI | 1 | Hawaii Land and Easement | 48 | 100.0% | 71 | 1,286 | 1,271 | 6/15/2005 | — |
| 209 | 91-185 Kalaeloa | Kapolei | HI | 1 | Hawaii Land and Easement | 122 | 100.0% | 236 | 1,761 | 1,761 | 6/15/2005 | — |
| 210 | 91-202 Kalaeloa | Kapolei | HI | 1 | Hawaii Building | 84 | 100.0% | 364 | 2,048 | 2,009 | 6/15/2005 | 1964 |
| 211 | 91-210 Kauhi | Kapolei | HI | 1 | Hawaii Land and Easement | 44 | 100.0% | 122 | 567 | 567 | 6/15/2005 | — |
| 212 | 91-210 Olai | Kapolei | HI | 1 | Hawaii Land and Easement | 54 | 100.0% | 140 | 706 | 706 | 6/15/2005 | — |
| 213 | 91-218 Olai | Kapolei | HI | 1 | Hawaii Land and Easement | 107 | 100.0% | 206 | 1,683 | 1,669 | 6/15/2005 | — |
| 214 | 91-220 Kalaeloa | Kapolei | HI | 1 | Hawaii Building | 23 | 100.0% | 317 | 1,871 | 1,368 | 6/15/2005 | 1991 |
| 215 | 91-222 Olai | Kapolei | HI | 1 | Hawaii Land and Easement | 158 | 100.0% | 378 | 2,035 | 2,035 | 6/15/2005 | — |
| 216 | 91-238 Kauhi | Kapolei | HI | 1 | Hawaii Building | 85 | 100.0% | 1,334 | 10,599 | 8,167 | 6/15/2005 | 1981 |
| 217 | 91-241 Kalaeloa | Kapolei | HI | 1 | Hawaii Building | 45 | 100.0% | 651 | 5,245 | 3,776 | 6/15/2005 | 1990 |

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018
43

PROPERTY DETAIL (CONTINUED)

# PROPERTY DETAIL (CONTINUED)

## As of March 31, 2018

(dollars and square feet in thousands)

**EXHIBIT A**

| | Property | City | State | Number of Buildings, Land Parcels and Easements | Property Type | Square Feet | % Leased | Annualized Rental Revenues [(1)] | Undepreciated Carrying Value [(2)] | Depreciated Carrying Value [(2)] | Date Acquired [(3)] | Year Built or Most Recent Renovation |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 218 | 91-250 Komohana | Kapolei | HI | 1 | Hawaii Land and Easement | 107 | 100.0% | 300 | 1,506 | 1,506 | 6/15/2005 | — |
| 219 | 91-252 Kauhi | Kapolei | HI | 1 | Hawaii Land and Easement | 43 | 100.0% | 105 | 536 | 536 | 6/15/2005 | — |
| 220 | 91-255 Hanua | Kapolei | HI | 1 | Hawaii Land and Easement | 95 | 100.0% | 218 | 1,274 | 1,248 | 6/15/2005 | — |
| 221 | 91-259 Olai | Kapolei | HI | 1 | Hawaii Land and Easement | 131 | 100.0% | 283 | 2,944 | 2,944 | 6/15/2005 | — |
| 222 | 91-265 Hanua | Kapolei | HI | 1 | Hawaii Land and Easement | 95 | 100.0% | 222 | 1,569 | 1,569 | 6/15/2005 | — |
| 223 | 91-300 Hanua | Kapolei | HI | 1 | Hawaii Land and Easement | 107 | 100.0% | 218 | 1,381 | 1,381 | 6/15/2005 | — |
| 224 | 91-329 Kauhi | Kapolei | HI | 1 | Hawaii Building | 48 | 100.0% | 728 | 4,873 | 3,648 | 6/15/2005 | 2013 |
| 225 | 91-349 Kauhi | Kapolei | HI | 1 | Hawaii Land and Easement | 48 | 100.0% | 119 | 649 | 649 | 6/15/2005 | — |
| 226 | 91-399 Kauhi | Kapolei | HI | 1 | Hawaii Land and Easement | 2,236 | 100.0% | 2,661 | 27,405 | 27,405 | 6/15/2005 | — |
| 227 | 91-400 Komohana | Kapolei | HI | 1 | Hawaii Land and Easement | 96 | 100.0% | 236 | 1,494 | 1,494 | 6/15/2005 | — |
| 228 | 91-410 Komohana | Kapolei | HI | 1 | Hawaii Land and Easement | 21 | 100.0% | 52 | 430 | 430 | 6/15/2005 | — |
| 229 | 91-416 Komohana | Kapolei | HI | 1 | Hawaii Land and Easement | 27 | 100.0% | 69 | 724 | 724 | 6/15/2005 | — |
| 230 | AES HI Easement | Kapolei | HI | 1 | Hawaii Land and Easement [(5)] | — | —% | — | 1,250 | 1,250 | 6/15/2005 | — |
| 231 | Other Easements & Lots | Kapolei | HI | 1 | Hawaii Land and Easement [(5)] | — | —% | — | 1,604 | 1,302 | 6/15/2005 | — |
| 232 | Tesaro 967 Easement | Kapolei | HI | 1 | Hawaii Land and Easement [(4)] [(5)] | — | —% | — | 6,593 | 6,593 | 6/15/2005 | — |
| 233 | Texaco Easement | Kapolei | HI | 1 | Hawaii Land and Easement [(5)] | — | —% | — | 2,653 | 2,653 | 6/15/2005 | — |
| 234 | 94-240 Pupuole Street | Waipahu | HI | 1 | Hawaii Land and Easement | 44 | 100.0% | 252 | 717 | 717 | 12/5/2003 | — |
| 235 | 5500 SE Delaware Avenue | Ankeny | IA | 1 | Mainland Industrial | 451 | 100.0% | 1,682 | 19,193 | 17,848 | 1/29/2015 | 2012 |
| 236 | 951 Trails Road | Eldridge | IA | 1 | Mainland Industrial | 173 | 100.0% | 1,027 | 8,695 | 6,529 | 4/2/2007 | 2001 |
| 237 | 2300 N 33rd Avenue East | Newton | IA | 1 | Mainland Industrial | 318 | 100.0% | 1,458 | 14,140 | 10,936 | 9/29/2008 | 2008 |
| 238 | 7121 South Fifth Avenue | Pocatello | ID | 1 | Mainland Industrial | 33 | 100.0% | 370 | 4,746 | 4,409 | 1/29/2015 | 2007 |
| 239 | 1230 West 171st Street | Harvey | IL | 1 | Mainland Industrial | 40 | 100.0% | 442 | 2,473 | 2,340 | 1/29/2015 | 2004 |
| 240 | 5156 American Road | Rockford | IL | 1 | Mainland Industrial | 38 | 100.0% | 173 | 1,929 | 1,808 | 1/29/2015 | 1996 |
| 241 | 17200 Manchac Park Lane | Baton Rouge | LA | 1 | Mainland Industrial | 125 | 100.0% | 889 | 10,560 | 9,858 | 1/29/2015 | 2014 |
| 242 | 209 South Bud Street | Lafayette | LA | 1 | Mainland Industrial | 60 | 100.0% | 511 | 5,258 | 4,898 | 1/29/2015 | 2010 |
| 243 | 4000 Principio Parkway | North East | MD | 1 | Mainland Industrial | 1,196 | 100.0% | 5,908 | 76,346 | 70,680 | 1/29/2015 | 2012 |
| 244 | 3800 Midlink Drive | Kalamazoo | MI | 1 | Mainland Industrial | 158 | 100.0% | 2,184 | 43,229 | 40,015 | 1/29/2015 | 2014 |
| 245 | 2401 Cram Avenue SE | Bemidji | MN | 1 | Mainland Industrial | 22 | 100.0% | 183 | 2,237 | 2,068 | 1/29/2015 | 2013 |
| 246 | 110 Stanbury Industrial Drive | Brookfield | MO | 1 | Mainland Industrial | 16 | 100.0% | 190 | 2,059 | 1,912 | 1/29/2015 | 2012 |
| 247 | 628 Patton Avenue | Asheville | NC | 1 | Mainland Industrial | 33 | 100.0% | 203 | 2,014 | 1,894 | 1/29/2015 | 1994 |
| 248 | 3900 NE 6th Street | Minot | ND | 1 | Mainland Industrial | 24 | 100.0% | 349 | 3,923 | 3,668 | 1/29/2015 | 2013 |

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date SIR or SIR's former parent entity acquired the property.
(4) Excludes annual tenant percentage rent generally received and recognized during the first quarter of each year for the previous year. Percentage rent recognized during the first quarter of 2018 totaled $941.
(5) Land parcels include four easements.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

44

PROPERTY DETAIL (CONTINUED)

# PROPERTY DETAIL (CONTINUED)

## As of March 31, 2018

(dollars and square feet in thousands)

## EXHIBIT A

| | Property | City | State | Number of Buildings, Land Parcels and Easements | Property Type | Square Feet | % Leased | Annualized Rental Revenues [1] | Undepreciated Carrying Value [2] | Depreciated Carrying Value [2] | Date Acquired [3] | Year Built or Most Recent Renovation |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 249 | 1415 West Commerce Way | Lincoln | NE | 1 | Mainland Industrial | 222 | 100.0% | 1,094 | 10,718 | 10,043 | 1/29/2015 | 2000 |
| 250 | 309 Dulty's Lane | Burlington | NJ | 1 | Mainland Industrial | 634 | 100.0% | 3,387 | 53,000 | 48,930 | 1/29/2015 | 2001 |
| 251 | 725 Darlington Avenue | Mahwah | NJ | 1 | Mainland Industrial | 167 | 100.0% | 2,250 | 18,637 | 17,668 | 4/9/2014 | 2010 |
| 252 | 2375 East Newlands Road | Fernley | NV | 1 | Mainland Industrial | 338 | 100.0% | 1,473 | 18,700 | 17,304 | 1/29/2015 | 2007 |
| 253 | 55 Commerce Avenue | Albany | NY | 1 | Mainland Industrial | 125 | 100.0% | 1,114 | 11,284 | 10,469 | 1/29/2015 | 2013 |
| 254 | 32150 Just Imagine Drive | Avon | OH | 1 | Mainland Industrial | 645 | 100.0% | 3,479 | 25,480 | 20,339 | 5/29/2009 | 2000 |
| 255 | 1415 Industrial Drive | Chillicothe | OH | 1 | Mainland Industrial | 44 | 100.0% | 362 | 4,465 | 4,206 | 1/29/2015 | 2012 |
| 256 | 5300 Centerpoint Parkway | Groveport | OH | 1 | Mainland Industrial | 581 | 100.0% | 2,875 | 32,563 | 30,199 | 1/29/2015 | 2014 |
| 257 | 200 Orange Point Drive | Lewis Center | OH | 1 | Mainland Industrial | 125 | 100.0% | 1,045 | 9,913 | 9,231 | 1/29/2015 | 2013 |
| 258 | 301 Commerce Drive | South Point | OH | 1 | Mainland Industrial | 75 | 100.0% | 487 | 5,130 | 4,771 | 1/29/2015 | 2013 |
| 259 | 2820 State Highway 31 | McAlester | OK | 1 | Mainland Industrial | 59 | 100.0% | 787 | 7,270 | 7,034 | 1/29/2015 | 2017 |
| 260 | 996 Paragon Way | Rock Hill | SC | 1 | Mainland Industrial | 945 | 100.0% | 3,054 | 38,520 | 35,676 | 1/29/2015 | 2014 |
| 261 | 510 John Dodd Road | Spartanburg | SC | 1 | Mainland Industrial | 1,016 | 100.0% | 4,640 | 61,298 | 56,707 | 1/29/2015 | 2012 |
| 262 | 4836 Hickory Hill Road | Memphis | TN | 1 | Mainland Industrial | 646 | 100.0% | 1,370 | 12,702 | 11,799 | 12/23/2014 | 2007 |
| 263 | 2020 Joe B. Jackson Parkway | Murfreesboro | TN | 1 | Mainland Industrial | 1,016 | 100.0% | 4,998 | 62,759 | 58,385 | 1/29/2015 | 2012 |
| 264 | 1095 South 4800 West | Salt Lake City | UT | 1 | Mainland Industrial | 150 | 100.0% | 1,071 | 8,413 | 7,866 | 1/29/2015 | 2012 |
| 265 | 1901 Meadowville Technology Parkway | Chester | VA | 1 | Mainland Industrial | 1,016 | 100.0% | 6,283 | 71,511 | 66,166 | 1/29/2015 | 2012 |
| 266 | 181 Battaile Drive | Winchester | VA | 1 | Mainland Industrial | 308 | 100.0% | 1,469 | 14,341 | 10,496 | 4/20/2006 | 1987 |
| | | | | 266 | | 28,540 | | $ 156,508 | $ 1,344,139 | $ 1,265,047 | | |

(1) We define annualized rental revenues as the annualized contractual rents, as of March 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, March 31, 2018

45